WILLIAM BLAIR FUNDS
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS I SHARES
CLASS N SHARES
SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 22, 1999

     The Board of Trustees approved a change to the operating policies of the Income Fund on February 15, 2000 to permit up to 10% of the Fund's total assets to be invested in debt securities with a long term rating of "BBB-" or above. To reflect this change, the full paragraph following the caption "Additional Strategies" on page 35 of the Class N Shares prospectus and page 40 of the Class A, B, C, and I Shares prospectus with regard to the Income Fund is hereby amended to read as follows:

     "Up to 10% of the Fund's total assets may be invested in (1) unrated debt securities, provided that the Adviser deems such securities to be of at least "A-" quality and provided that the comparable debt of the issuer has a rating of at least "A-" or its equivalent by one of the four Ratings Organizations; or (2) debt securities which are rated "BBB-" (or its equivalent) or better by each Rating Organization by which such securities are rated, so long as the Fund does not invest more than 3% of its total net assets in securities of any single issuer whose securities are rated "BBB-" and, in the event that a security held by the Fund is downgraded below "BBB-" (or its equivalent) by a Rating Organization, the Fund will sell the security within 90 days; or (3) a combination of such unrated and "BBB-" rated debt securities. Debt securities rated "BBB" or below are considered to be investment grade, they may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds."




February 18, 2000

William Blair Funds
222 West Adams Street
Chicago, Illinois  60606